THE MERGER	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
THE MERGER
THE MERGER
On February 9, 2016, Fortis, FortisUS, Merger Sub and ITC Holdings entered into the Merger Agreement, pursuant to which Merger Sub would merge with and into ITC Holdings with ITC Holdings continuing as a surviving corporation and becoming a majority owned indirect subsidiary of Fortis. On April 20, 2016, FortisUS assigned its rights, interest, duties and obligations under the Merger Agreement to Investment Holdings, a subsidiary of FortisUS formed to complete the Merger. On the same date, Fortis reached a definitive agreement with a subsidiary of GIC for that subsidiary to acquire an indirect 19.9% equity interest in ITC Holdings and debt securities to be issued by Investment Holdings for aggregate consideration of $1.228 billion in cash upon completion of the Merger. On October 14, 2016, ITC Holdings and Fortis completed the Merger contemplated by the Merger Agreement consistent with the terms described above. On the same date, the common shares of ITC Holdings were delisted from the NYSE and the common shares of Fortis were listed and began trading on the NYSE. Fortis continues to have its shares listed on the Toronto Stock Exchange.
In the Merger, ITC Holdings shareholders received $22.57 in cash and 0.7520 Fortis common shares for each share of common stock of ITC Holdings (the “Merger consideration”). Upon completion of the Merger, ITC Holdings shareholders held approximately 27% of the common shares of Fortis. The per share amount of the Merger consideration determined in accordance with the Merger Agreement and used for purposes of settling the share-based awards was $45.72. We elected not to apply pushdown accounting to ITC Holdings or its subsidiaries in connection with the Merger. Under the Merger Agreement, outstanding share-based awards vested as described in Note 14.
For the year ended December 31, 2017, we expensed approximately $5 million related to the Merger for internal labor and associated costs. For the year ended December 31, 2016, expenses related to the Merger for internal labor and associated costs were approximately $58 million and external legal, advisory and financial services fees were approximately $55 million. For the year ended December 31, 2016, the internal labor and associated costs included approximately $41 million of expense that was recognized due to the accelerated vesting of the share-based awards described in Note 14. The majority of these Merger-related costs were recorded within general and administrative expenses. The external and internal costs related to the Merger were recorded at ITC Holdings and have not been included as components of revenue requirement at our Regulated Operating Subsidiaries.